Exhibit 99.01

neuralstem.com Corporate Overview March, 2018 1

neuralstem.com Safe Harbor Statement 2 Safe Harbor statements under the Private Securities Litigation Reform Act of 1995 : This presentation contains forward - looking statements as defined in Section 27 A of the Securities Act of 1933 as amended, and section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements are based upon Neuralstem, Inc . ’s management’s current expectations, estimates, beliefs, assumptions, and projections about Neuralstem’s business and industry . Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward - looking statements . In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . These forward - looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict . Therefore, our actual results could differ materially and adversely from those expressed in any forward - looking statements as a result of various risk factors . These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem’s cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem’s Securities and Exchange Commission filings . For links to SEC documents please visit the company’s Web site : neuralstem . com . Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31 , 201 6 filed with the Securities and Exchange Commission on March 14 , 2017 , Form 10 - Q for the period ended September 30 , 2017 , an in other reports filed with the SEC . In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods . Any forward - looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law . 2

neuralstem.com 01 Highlights 03 NSI - 189: Major Depressive Disorder Overview Clinical Results Preclinical Programs 05 Financials 02 Platform/Pipeline 04 NSI - 566: ALS, Stroke, cSCI Overview Clinical Results 06 Management Topics

neuralstem.com 1. Highlights : Lead Programs 4 NSI - 189: MDD – Novel neurogenic small molecule approach – Positive, randomized placebo - controlled Phase 1b in MDD – Phase II Exploratory Study in Major Depressive Disorder (MDD) • Key metrics: – Montgomery - Asberg Depression Rating Scale (MADRS) primary endpoint – Secondary endpoints: – Physician reported – Patient reported – Cognition • Long - term durability data anticipated in 1H 2018 • Strong IP position through 2035 NSI - 566: ALS, cSCI , cStroke – Cell therapy approach – B iological activity in paralysis across 3 indication s – Improving regulatory environment: US, Japan, China – Partnering efforts underway for continuing development 4

neuralstem.com 2. Pipeline 7 Therapy Indication Preclinical PhaseI PhaseII PhaseIII Status Small Molecule NSI - 189 Major Depressi ve Disorder (MDD) Topline Results Reported Long - term Follow - up Study(MDD) 6 Month O b s e r v a t i on Ongoing Supplementary Pr eclinical Program for Signal Generation Ange l m an S y nd r o m e Ongoing Ischemic Stroke Type 1 & 2 D i abete s - r e l ated Neuropathy Irradiation - induced Cognitive Deficit LTP Enhancement (cognition) Cell Therapy NSI - 566 Amyotrophic Lateral Sclerosis (ALS) BD Initiatives Ischemic Stroke Chronic Spinal Cord Injury 5 5

neuralstem.com neuralstem.com 3. NSI - 18 9 : A New Chemical Entity for Major Depressive Disorder and Other Debilitating CNS Conditions

neuralstem.com NSI - 189: Phase 2 Exploratory MDD Trial Design Study Objectives – Primary: Montgomery - Asberg Depression Rating Scale (MADRS) – Secondary*: SDQ, HAM - D17, CGI - S, CPFQ, SFI – Exploratory: Cogscreen Battery, Cogstate Brief Battery Innovative Study Design – Randomized, double blind, 3 cohorts (n=220): 40mg QD, 40mg BID & placebo – 12 - week study, additional 6 month follow - up study – Fewer, quality MDD trial sites (n=12) – SAFER Interview: confirmatory, independent, remote MADRS diagnosis by MGH – Prescreen process to manage placebo risk – Potential registration study if successful in either active arm • Power: >80%, 2 - sided p≤ 0.05 • Cohen effect size: d=0.5 Principal Investigator: Maurizio Fava, M.D. Slater Family Professor of Psychiatry at Harvard Medical School, Massachusetts General Hospital *Symptoms of Depression Questionnaire (SDQ) Hamilton Depression Rating Scale 17 - items (HAM - D17) Clinical Global Impressions Scale (CGI - S) Cognitive and Physical Functioning Questionnaire (CPFQ) Sexual Functional Index (SFI) 7

neuralstem.com MDD Phase 2a Study Endpoints/Results 8 Endpoint V al i d a t e d / FDA Accepted 40mg stat sig ( c o m b i n e d) Cohen’s d (stage 2) 80mg stat sig (combined) Cohen’s d (stage 2) MADRS (Primary) Yes/Yes No 0.25 No 0.19 HAMD - 17 Yes/Yes No 0.33 No 0.38 QIDS - SR (patient reported) Yes/No p=0.040* 0.68 No 0.39 SDQ (patient reported) Yes/No p = 0.044 0.64 No 0.20 CPFQ (patient reported) Yes/No p=0.035 0.47 No 0.10 Clinical Global Impressions Yes/Yes (2 ƒ ) CGI - I Trend p = 0. 14 8 0.58 Trend p=0.081 0.46 CGI - S Trend p = 0. 1 32 0.56 Trend p=0.055 0.66 Cogstate Brief Battery Yes/No No 0.2 - 0.3 No 0.2 - 0.3 CogScreen Yes/Yes (safety only) Executive f unct i o n i n g p=0.048 0.66 Trend P= 0.150 0.59 Attention P=0.034 0.27 No 0.17 Memory p=0.002 1.12 p=0.015 0.69 Working memory p=0.020* 0.81 Trend P= 0.125 0.51 *significant in Stage 2 only

neuralstem.com Stage 2 Cohen’s d Effect Size 9

neuralstem.com Summary MDD Phase 2a Study -- Safety • Side effects: Fewer subjects than the placebo with symptoms and signs associated with MDD • Vital Signs: No clinically meaningful changes in body weight or BMI • ECG: No clinically significant changes • Sexual Functioning Inventory: No clinically meaningful changes • Suicidal Ideation: No clinical meaningful changes • Drop - outs in Stage 1 = 25 (19%) Placebo : 5 (5%) Active Suggests that disease burden is less in active group, a sign of positive drug effect Greater number of MDD - related symptoms in Placebo than Active Another sign of positive drug effect 10

neuralstem.com NSI - 189 Pre - clinical Data Insight into MOA and Support for Broad Potential in CNS

neuralstem.com Pre - clinical Overview • Restores LTP of Angelman Syndrome mouse brain • Enhances short - term and long - term potentiation of normal mouse brain • Enables faster, better, durable recovery after ischemic stroke in rat, that corresponds with increased neurogenesis and synaptic remodeling • Ameliorates cognitive deficit in irradiated rat • Prevents/Reverses Type 1 and/or 2 diabetic neuropathy 12

neuralstem.com NSI - 189 Enhances LTP Magnitude • Restores LTP of Angelman Syndrome mouse brain slices. • Confirmatory model of the genetic disease. • Enhances short - and long - term potentiation of normal mouse brain slices (n=8) • Effect i ncreases with exposure time and concentration. By courtesy of Yan Liu 1 , Xiaoning Bi 1 , Michel Baudry 1 Western University of Health Sciences, Pomona, CA91766 Excitatory postsynap ti c poten ti al (EPSP) ; Theta burst s ti mula ti on (TBS ) 13 For mechanistic studies: • cognition = memory • LTP is a cellular biomarker of memory

neuralstem.com neuralstem.com 4. NSI - 566 ALS, Stroke & Chronic Spinal Cord Injury

neuralstem.com Cell Therapy: Targeting Paralysis Across Three Indications – ALS Phase 1 & 2 (n=30) : demonstrates preliminary clinical benefit against historical data . Ready for Ph2b/3 study – cStroke Phase I (n=9) : demonstrates preliminary clinical benefit from baseline. Ready for Phase 2b/3 study – cSCI Phase I (n=4) : 4 thoracic patients – gain of some voluntary muscle below injury. R ecruiting 4 cervical patients – Over 300 proprietary neural stem cell lines 15

neuralstem.com NSI - 566: Targeting Paralysis – Program Overviews MARKET CONSIDERATIONS - Orphan condition - NSI - 566 granted orphan status by FDA - Rapid accelerating disease/poor prognosis - Limited treatment options - Opportunity for RMAT designation (21 st Century Cures Act) PROGRAM OVERVIEW - Transplantation into spinal cord of ALS patients - Phase 1 & Phase 2a dose - escalation, safety studies completed - 30 subjects with 2 - 6 years of safety Data - Additional matched pairs analysis with historic data set (PROACT) i nsightful KEY TAKEAWAYS - Procedure and treatment is well - tolerated - Long - term cell graft survival (2.5 years) proven at autopsy MARKET CONSIDERATIONS - 1.5 million with paralysis due to spinal cord injury in the US* - 17,000 new injuries per year - No treatment options PROGRAM OVERVIEW - USCD funded - Phase I cSCI Group A 4 Thoracic AISA - A complete spinal cord injury (dosing completed) - Phase I cSCI Group B 4 Cervical AISA - A complete spinal cord injury (recruiting) KEY TAKEAWAYS - Stem cell treatment was safe and well - tolerated - No serious adverse events - Self - reported ability to cont r act some muscles below the level of injury in one of the four subjects treated was confirmed via clinical and electrophysiological follow - up examinations ALS MARKET CONSIDERATIONS - 1.8 million with paralysis due to stroke in the US* - No treatment to reverse paralysis - Majority of patients not aware of the stroke until well after the event - Current therapies require access within hours of event PROGRAM OVERVIEW - Phase 1 open - label, non - GCP dose - escalation, feasibility & safety study for the treatment of paralysis from chronic motor stroke - Patient profile: Stable patients 3 - 24 months post - event with stable hemi - paralysis - N = 9 - Follow up – 1 year post - surgery - Secondary endpoints include improved recovery of motor function KEY TAKEAWAYS - Treatment well - tolerated - Innovative transplantation (platform/ brain injection cannula ) system developed Ischemic Stroke Chronic Spinal Cord Injury 16 *Prevalence and Causes of Paralysis — United States, 2013. Armour , B.S. et al. (2016) Am J Public Health. 106: 1855 - 1857.

neuralstem.com NSI - 566 : ALS Ph ase I and II -- 2 - Year Follow - Up vs Historical Data 10 17 ALSFRS - R Ph1/2 PRO - ACT N Mean (SD) N Mean (SD) t - test Baseline 21 36·5 ± 5·4 1108 38·1 ± 4·7 0·17 6 months 18 30·6 ± 6·5 974 32·5 ± 7·6 0·25 12 months 14 30·5 ± 9 655 28·3 ± 9·3 0·37 18 months 11 31·8 ± 8·1 165 24·6 ± 10·4 0·016 24 months 11 30·1 ± 8·6 86 24·0 ± 10·2 0·048 ALS/SURV Ph1/2 PRO - ACT N Median (IQR) N Median (IQR) Wilcoxon Baseline 21 38 (31,40) 1108 39 (35,42) 0·12 6 months 20 29·5 (23,35·5) 1012 33 (27,38) 0·11 12 months 18 26·5 (16,35) 792 26 (15,35) 0·82 18 months 17 27 (1·2yr,36) 351 1·4yr (0·8yr,24) 0·028 24 months 19 23 (1·2yr,33) 306 1·2yr (0·8yr,10) 0·0038

neuralstem.com NSI - 566: Subacute SCI -- Restorative effect in monkey model 18 Graft a c d e b Lateral white matter Dorsal horn Segment T1 e Rosenzweig et al., Nat Med. 2018 Feb 26. doi : 10.1038/nm.4502

neuralstem.com NSI - 566: Chronic SCI -- Phase I Safety Trial 19 Subject #4 • 25 y/o male, injury 416 days prior to stem cell treatment • Baseline: T5 Neurological AIS A Complete Muscle Location 12 - Week Visit: EMG Voluntary Muscle Unit Potentials 6 - Month Visit: EMG Voluntary Muscle Unit Potentials L, R rectus abdominis, T6 2 - 3 semi - voluntary (10cm from umbilicus) None L., R rectus abdominis, T7 None None (L) L., R rectus abdominis, T8 None None (L) L, R paraspinal , T7 None (R), Not measured (L) 1 (L), 1 (R) L, R paraspinal , T8 None (R), Not measured (L) 3 - 4 (L), None (R)

neuralstem.com 20 NSI - 566 : Chronic Stroke -- Phase I Data at 12 Months Meaningful Clinical Benefits: >10 points of improvement in Fugl - Meyer Motor Score Fugl - Meyer Motor Score Post Treatment (months, 0 - 12) Change from Baseline (+/ - SEM) Modified Rankin Scale Change from Baseline (+/ - SEM) Post Treatment (months, 0 - 12) NIH Stroke Scale Post Treatment (months, 0 - 12) Change from Baseline (+/ - SEM)

neuralstem.com NSI - 566: CMC — Ready for commercialization Chemically defined culture system – No serum, no feeder cells, no un defined raw material – Fully tested for potential pathogens – Multi - tiered cGMP cell banks Efficient expansion – A stable, multipotent stem cell line, no genetic manipulation – 10 18 – fold expansion per cell line – Normal karyotype of 44 + XY chromosomes – Reproducible bank release characteristics (identity, purity, potency) – Predictable in vivo differentiation Validated distribution method – Commercially viable dosage form: live cell suspension – Proprietary cell delivery device 21

neuralstem.com 5. Financials 22

neuralstem.com 6. Management Richard Daly Chief Executive Officer & acting CFO Karl Johe, Ph.D. Chief Scientific Officer Thomas Hazel, Ph.D. Senior Vice President, Research David Recker, M.D Chief Medical Officer 23 25+ years of Pharma & biotech leadership experience; start up, scale up and transformations 30+ years of clinical development expertise; small molecule and cell therapy: pain, CV/metabolic, GI, RA Co - founder Discoverer of neural stem cells and neurogenic molecules, co - founder of Neuralstem, developer of the Company’s clinical programs. 25 years of experience in human neural stem cell R&D, scale - up and manufacturing, and assay development